UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2024

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and

telephone number, including area code,

of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and

former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

Hertz Global Holdings, Inc.	Warrants to purchase Common Stock Each exercisable for one share of Hertz Global Holdings, Inc. common stock at an exercise price of $13.80 per share, subject to adjustment	HTZWW	The Nasdaq Stock Market LLC

The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the previously announced offering of Exchangeable Notes (as defined below), on June 19, 2024, The Hertz Corporation (“Hertz Corp.”), the primary operating company and wholly-owned indirect subsidiary of Hertz Global Holdings, Inc. (the “Company,” “Hertz Holdings,” “we,” “us” or “our”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with investors (collectively, the “Investors”) affiliated with CK Amarillo LP, which is an affiliate of Hertz Holdings. Under the Note Purchase Agreement, Hertz Corp. had the right, but not the obligation, to sell the Investors up to $43.5 million aggregate principal amount of Exchangeable Notes at the same price paid by investors in the previously announced offering of Exchangeable Notes. Each Investor’s commitment to purchase Exchangeable Notes under the Note Purchase Agreement was subject to cutbacks to the extent it purchased Exchangeable Notes in the offering, and the commitment by the Investors to purchase any Exchangeable Notes under the Note Purchase Agreement terminated upon Hertz Corp. selling at least $250 million aggregate principal amount of Exchangeable Notes in the offering.

The foregoing description is qualified in its entirety by reference to the Note Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 21, 2024, Hertz Corp. issued a press release to announce the pricing of $750.0 million aggregate principal amount of its 12.625% First Lien Senior Secured Notes due 2029 (the “First Lien Notes”), which represents an increase of $250.0 million to the previously announced offering size, and the pricing of $250.0 million aggregate principal amount of its 8.000% Exchangeable Senior Second-Lien Secured PIK Notes due 2029 (the “Exchangeable Notes” and, together with the First Lien Notes, the “Notes”).

Hertz Corp. intends to use the net proceeds of the offerings of the Notes to pay down a portion of its $2.0 billion committed revolving credit facility, improving liquidity. The completion of the offerings of the First Lien Notes and the Exchangeable Notes are not contingent on each other. The offerings are expected to close on June 28, 2024.

A copy of the press release issued by the Company announcing the pricing of the offerings is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The Notes and the guarantees of the Notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and, except for the Exchangeable Notes and the related guarantees, to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes, the guarantees of the Notes and any shares of the common stock of the Company issuable upon exchange of the Exchangeable Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and the securities laws of any other jurisdiction.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Words such as “expect,” “will” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to the offerings of the Notes described herein, the anticipated completion and timing of the offerings, Hertz Corp.’s expected use of proceeds from the offerings, our positioning, strategy, vision, forward looking investments, conditions in the travel industry, and our financial and operational condition. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including risks and uncertainties related to completion of the offerings on the anticipated terms or at all, market conditions (including market interest rates) and the satisfaction of customary closing conditions related to the offerings, unanticipated uses of capital and those in our risk factors that we identify in the offering memorandums for these offerings and our most recent annual report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 12, 2024, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Note Purchase Agreement, dated as of June 19, 2024, among The Hertz Corporation and the several investors party thereto

99.1	Press Release of Hertz Global Holdings, Inc. dated June 21, 2024 relating to the Pricing of the Notes

104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION

(each, a Registrant)

By:	/s/ Wayne Gilbert West
Name:	Wayne Gilbert West
Title:	Chief Executive Officer

Date: June 21, 2024